UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21969

The GDL Fund

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The GDL Fund

Semiannual Report — June 30, 2023

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA Chief Investment Officer	Willis M. Brucker Portfolio Manager BS, Boston College	Regina M. Pitaro Managing Director BA, Fordham University MA, Loyola University, Chicago MBA, Columbia Business School

To Our Shareholders,

For the six months ended June 30, 2023, the net asset value (NAV) total return of The GDL Fund was 4.2%, compared with a total return of 2.3% for the ICE BofA 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was 3.2%. The Fund’s NAV per share was $10.15, while the price of the publicly traded shares closed at $7.85 on the New York Stock Exchange (NYSE). See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2023.

Investment Objective (Unaudited)

The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive sharehold-er reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

Global announced mergers and acquisitions (M&A) transactions totaled $1.3 trillion in the first six months of 2023; a 37% decrease compared to the same period a year ago. More than 27,000 deals were announced around the world, with nearly 30% of those announced in the United States. As has been apparent for the past few quarters, activity remains subdued due to higher sustained interest rates, uncertainty around geopolitical concerns and a more watchful eye by global regulatory bodies.

Deals announced within the healthcare space led the charge on a sector basis, as nearly $190 billion worth of transactions were announced globally, or 14% of total deal volumes and a 43% increase compared to 2022 levels. Energy & Power and technology both also accounted for 14% of deal volumes, but declined compared to a year ago.

Dealmaking outside the U.S. saw a significant leg higher in the second quarter of the year. $765 billion worth of new deals were announced outside of the U.S. in the first half, with $459 billion being announced in the second quarter. As was seen in the second quarter, confidence amongst global executives is beginning to return, leading to a search for acquisition targets around the world.

Selected holdings that contributed positively to performance during the period ended June 30, 2023 were: Lennar Corp. (2.1% of total investments as June 30, 2023), together with its subsidiaries, operates as a homebuilder primarily under the Lennar brand in the United State; Bel Fuse Inc. (1.6%) which designs, manufactures, markets, and sells products that are used in the networking, telecommunications, computing, general industrial, and high-speed data transmission; and Rogers Corp. (1.3%) which manufactures specialty materials and components for industrial and electronic applications.

Some of our weaker performing securities were: TEGNA Inc. (0.9%) which operates as a media company in the United States. The company operates television stations that deliver television programming and digital content; iRobot Corporation (0.8%) which develops consumer robot devices, most notably the Roomba vacuum cleaner; and Orange Belgium SA (0.4%) together with its subsidiaries, engages in the provision of telecommunication services in Belgium and Luxembourg.

Thank you for your investment in The GDL Fund.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through June 30, 2023 (a) (Unaudited)

	Six						Since Inception
	Months	1 Year	3 year	5 year	10 year	15 year	(1/31/07)
GDL Fund (GDL)
NAV Total Return (b)	4.16%	6.37%	3.62%	2.39%	2.60%	2.67%	2.58%
Investment Total Return (c)	3.22	1.58	4.13	2.10	2.25	2.80	1.70
ICE BofA 3 Month U.S. Treasury Bill Index	2.25	3.59	1.27	1.55	0.98	0.75	1.03

(a)	Performance returns for periods of less than one year are not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The ICE BofA 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are not reinvested for the ICE BofA 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments before securities sold short as of June 30, 2023:

The GDL Fund

Long Positions
U.S. Government Obligations	65.9%
Health Care	4.5%
Energy and Utilities	3.9%
Electronics	3.5%
Computer Software and Services	3.4%
Aerospace	3.4%
Financial Services	2.6%
Building and Construction	2.3%
Machinery	1.5%
Specialty Chemicals	1.1%
Telecommunications	1.0%
Broadcasting	0.9%
Entertainment	0.9%
Consumer Products	0.8%
Transportation	0.7%
Cable and Satellite	0.5%
Closed-End Funds	0.5%
Hotels and Gaming	0.5%
Metals and Mining	0.5%
Retail	0.5%
Business Services	0.2%
Food and Beverage	0.2%
Automotive	0.2%
Diversified Industrial	0.2%
Wireless Communications	0.1%
Real Estate	0.1%
Semiconductors	0.1%
Paper and Forest Products	0.0%*
100.0%

Short Positions
Building and Construction	(1.6)%
Machinery	(0.1)%
Financial Services	(0.1)%
(1.8)%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The GDL Fund

Schedule of Investments — June 30, 2023 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS — 33.3%
	Aerospace — 3.4%
110,000	Aerojet Rocketdyne Holdings Inc.†	$5,466,296	$6,035,700
3,500	Hexcel Corp.	152,400	266,070
8,700	Spire Global Inc.†	39,063	4,481
		5,657,759	6,306,251
	Automotive — 0.2%
20,000	Iveco Group NV†	105,463	180,092
5,000	Uni-Select Inc.†	171,996	177,581
		277,459	357,673
	Broadcasting — 0.9%
105,000	TEGNA Inc.	2,242,471	1,705,199

	Building and Construction — 2.3%
37,500	Lennar Corp., Cl. B	1,461,371	4,236,750

	Business Services — 0.2%
3,000	Applus Services SA	32,193	32,294
100,000	Clear Channel Outdoor Holdings Inc.†	133,278	137,000
75,000	Dawson Geophysical Co.†	173,675	152,250
2,000	Ework Group AB	16,512	27,333
1,000	Triton International Ltd.	82,997	83,259
		438,655	432,136
	Cable and Satellite — 0.5%
3,000	Lee Enterprises Inc.†	48,147	40,410
40,000	Liberty Global plc, Cl. A†	1,251,971	674,400
30,000	Liberty Latin America Ltd., Cl. A†	359,404	262,500
5,351	Liberty Latin America Ltd., Cl. C†	38,206	46,126
		1,697,728	1,023,436
	Computer Software and Services — 3.4%
163,500	Absolute Software Corp.	1,874,282	1,873,710
16,000	Black Knight Inc.†	1,111,814	955,680
4,000	EMIS Group plc	91,848	69,596
5,000	ESI Group†	810,550	807,488
25,000	ForgeRock Inc., Cl. A†	562,455	513,500
7,200	Gen Digital Inc.	142,800	133,560
6,000	Playtech plc†	52,348	44,958
44,000	Software AG	1,528,718	1,529,688
14,000	Stratasys Ltd.†	237,777	248,640
2,000	VMware Inc., Cl. A†	230,690	287,380
		6,643,282	6,464,200
	Consumer Products — 0.8%
35,000	iRobot Corp.†	2,074,076	1,583,750
			Market
Shares		Cost	Value
	Diversified Industrial — 0.2%
5,000	JSR Corp.	$144,992	$142,416
3,600	Valmet Oyj	115,440	100,094
8,000	Velan Inc.	76,123	76,996
		336,555	319,506
	Electronics — 3.5%
53,200	Bel Fuse Inc., Cl. A	1,091,897	3,100,496
2,000	MKS Instruments Inc.	229,500	216,200
10,000	National Instruments Corp.	578,780	574,000
16,000	Rogers Corp.†	3,781,567	2,590,880
62,000	Yamada Holdings Co. Ltd.	182,289	182,354
		5,864,033	6,663,930
	Energy and Utilities — 3.9%
13,333	Alvopetro Energy Ltd.	21,910	106,282
12,000	Avista Corp.	505,241	471,240
40,000	Endesa SA	1,023,527	857,683
460,000	Gulf Coast Ultra Deep Royalty Trust	30,398	7,199
13,500	Magellan Midstream Partners LP	844,336	841,320
2,000	PDC Energy Inc.	140,333	142,280
94,000	PNM Resources Inc.	4,571,610	4,239,400
10,000	Southwest Gas Holdings Inc.	665,818	636,500
		7,803,173	7,301,904
	Entertainment — 0.9%
4,000	Activision Blizzard Inc.†	319,343	337,200
35,000	Fox Corp., Cl. B	1,280,293	1,116,150
15,000	Rovio Entertainment Oyj	126,983	149,440
		1,726,619	1,602,790
	Financial Services — 2.6%
20,000	Argo Group International Holdings Ltd.	585,748	592,200
875	Brookfield Asset Management Ltd., Cl. A	31,630	28,552
3,500	Brookfield Corp.	142,306	117,775
12,000	Cadence Bank	322,143	235,680
1,000	Cincinnati Bancorp Inc.†	14,370	13,645
2,237	CNFinance Holdings Ltd., ADR†	5,883	6,536
8,000	Columbia Banking System Inc.	252,901	162,240
11,000	Fanhua Inc., ADR†	77,560	91,410
39,000	First Horizon Corp.	824,003	439,530
33,000	Focus Financial Partners Inc., Cl. A†	1,715,281	1,732,830
10,000	Greenhill & Co. Inc.	146,648	146,500
2,000	Home Point Capital Inc.†	4,610	4,640
8,000	Malvern Bancorp Inc.†	140,033	126,000
2,500	Numis Corp. plc	10,728	10,557

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2023 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
23,600	Steel Partners Holdings LP†	$272,818	$1,121,000
2,300	The Community Financial Corp.	87,474	62,307
2,000	Webster Financial Corp.	105,610	75,500
		4,739,746	4,966,902
	Food and Beverage — 0.2%
5,500	Chr. Hansen Holding A/S	395,973	381,740
325,000	Yashili International Holdings Ltd.†	146,830	49,770
		542,803	431,510
	Health Care — 4.3%
500	Amedisys Inc.†	45,393	45,720
5,700	AstraZeneca plc, ADR	331,455	407,949
9,000	Biohaven Ltd.†	65,700	215,280
8,000	Bioventus Inc., Cl. A†	124,752	23,120
1,000	Chinook Therapeutics Inc.†	37,770	38,420
200	Dechra Pharmaceuticals plc	9,185	9,362
9,000	DICE Therapeutics Inc.†	421,026	418,140
19,500	Horizon Therapeutics plc†	2,208,632	2,005,575
35,000	Idorsia Ltd.†	433,364	252,221
29,200	IVERIC bio Inc.†	1,151,512	1,148,728
6,000	NuVasive Inc.†	253,260	249,540
7,000	QIAGEN NV†	290,061	315,210
4,600	Seagen Inc.†	929,989	885,316
100	Sigilon Therapeutics Inc.†	2,486	2,251
30,800	Syneos Health Inc.†	1,284,809	1,297,912
17,000	TherapeuticsMD Inc.†	167,151	70,040
41,000	VectivBio Holding AG†	671,196	691,670
		8,427,741	8,076,454
	Hotels and Gaming — 0.5%
500	Flutter Entertainment plc†	44,049	100,330
3,000	NEOGAMES SA†	81,629	78,360
40,000	Sciplay Corp., Cl. A†	788,787	787,200
		914,465	965,890
	Machinery — 1.5%
25,000	CFT SpA† (a)	138,180	125,488
40,000	CIRCOR International Inc.†	1,549,251	2,258,000
10,000	CNH Industrial NV	140,236	144,092
2,000	Xylem Inc.	203,610	225,240
		2,031,277	2,752,820
	Metals and Mining — 0.4%
46,000	Alamos Gold Inc., Cl. A	596,862	548,320
1,000	Arconic Corp.†	28,680	29,580
20,000	Artemis Gold Inc.†	152	71,863
4,000	Newcrest Mining Ltd., ADR	70,693	71,400
80,000	Sierra Metals Inc.†	188,598	24,000
		884,985	745,163
			Market
Shares		Cost	Value
	Real Estate — 0.1%
10,000	Corem Property Group AB, Cl. B	$22,768	$4,695
3,000	Healthcare Realty Trust Inc., REIT	58,219	56,580
1,200	Life Storage Inc., REIT	160,536	159,552
		241,523	220,827
	Retail — 0.5%
4,000	Albertsons Companies Inc., Cl. A	96,760	87,280
9,600	Franchise Group Inc.	277,400	274,944
7,000	Lookers plc	10,617	10,632
100,000	Sportsman’s Warehouse Holdings Inc.†	1,040,125	570,000
69,000	The Fresh Market Inc.† (a)	0	0
		1,424,902	942,856
	Semiconductors — 0.1%
1,000	Siltronic AG	103,030	76,384
200	Tower Semiconductor Ltd.†	8,304	7,504
		111,334	83,888
	Specialty Chemicals — 1.1%
151,646	Diversey Holdings Ltd.†	1,260,666	1,272,310
11,500	Mativ Holdings Inc.	284,191	173,880
4,000	SGL Carbon SE†	34,366	36,730
800	Tronox Holdings plc	11,120	10,168
16,500	Univar Solutions Inc.†	578,599	591,360
		2,168,942	2,084,448
	Telecommunications — 1.0%
280,000	HKBN Ltd.	200,879	150,791
175,000	Koninklijke KPN NV	535,802	624,248
47,000	Orange Belgium SA†	1,126,084	709,804
21,000	Parrot SA†	76,153	83,182
42,047	Telesat Corp.†	709,414	396,083
		2,648,332	1,964,108
	Transportation — 0.7%
40,000	Abertis Infraestructuras SA† (a)	342,017	182,885
180,000	US Xpress Enterprises Inc., Cl. A†	1,087,560	1,105,200
		1,429,577	1,288,085
	Wireless Communications — 0.1%
713,121	NII Holdings Inc., Escrow†	184,194	249,592

	TOTAL COMMON STOCKS	61,973,002	62,770,068

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2023 (Unaudited)

			Market
Shares		Cost	Value
	CLOSED-END FUNDS — 0.5%
425,000	Altaba Inc., Escrow†	$750,875	$994,500

	PREFERRED STOCKS — 0.0%
	Financial Services — 0.0%
2,000	Steel Partners Holdings LP, Ser. A, 6.000%, 02/07/26	27,853	46,600

	RIGHTS — 0.3%
	Computer Software and Services — 0.0%
1,000	Flexion Therapeutics Inc., CVR†	0	650

	Health Care — 0.2%
21,000	ABIOMED Inc., CVR†	0	36,750
70,000	Achillion Pharmaceuticals Inc., CVR†	0	35,000
104,000	Adamas Pharmaceuticals Inc., CVR†	0	5,200
104,000	Adamas Pharmaceuticals Inc., CVR†	0	5,200
40,000	Akouos Inc., CVR†	0	30,000
6,000	Albireo Pharma Inc., CVR†	0	13,500
79,391	Ambit Biosciences Corp., CVR† (a)	0	134,172
35,000	Amryt Pharma plc, CVR†	0	700
35,000	Amryt Pharma plc, CVR†	0	700
4,000	CinCor Pharma Inc., CVR†	0	12,000
28,000	Epizyme Inc., CVR†	0	560
300,000	Innocoll, CVR† (a)	180,000	0
125,000	Ipsen SA/Clementia, CVR† (a)	168,750	0
23,000	Ocera Therapeutics, CVR† (a)	6,210	3,910
3,000	Opiant Pharmaceuticals Inc., CVR†	0	1,500
3,000	Prevail Therapeutics Inc., CVR†	0	1,500
2,000	Radius Health Inc., CVR†	0	200
346,322	Teva Pharmaceutical Industries Ltd., CCCP, expire 01/02/24† (a)	164,073	0
11,000	Tobira Therapeutics Inc., CVR† (a)	660	0
		519,693	280,892
	Metals and Mining — 0.1%
10,000	Kinross Gold Corp., CVR† (a)	0	0
419,000	Pan American Silver Corp., CVR†	96,370	213,732
		96,370	213,732
			Market
Shares		Cost	Value
	Paper and Forest Products — 0.0%
24,000	Resolute Forest Products Inc., CVR†	$0	$48,000

	TOTAL RIGHTS	616,063	543,274

Principal
Amount
U.S. GOVERNMENT OBLIGATIONS — 65.9%
$125,405,000	U.S. Treasury Bills, 4.799% to 5.435%††, 07/20/23 to 12/21/23 (b)	124,036,117	124,059,674

TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT — 100.0%	$187,403,910	188,414,116

SECURITIES SOLD SHORT — (1.8)%
(Proceeds received $1,820,181)	(3,413,381)

Other Assets and Liabilities (Net)	2,763,861

PREFERRED SHARES
(3,521,432 preferred shares outstanding)	(62,771,600)

NET ASSETS — COMMON SHARES
(12,314,419 common shares outstanding)	$124,992,996

NET ASSET VALUE PER COMMON SHARE
($124,992,996 ÷ 12,314,419 shares outstanding)	$10.15

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT — (1.8)%
	Building and Construction — (1.6)%
24,500	Lennar Corp., Cl. A	$1,451,360	$3,070,095

	Financial Services — (0.1)%
6,186	First Bank	84,108	64,211
4,657	Shore Bancshares Inc.	80,372	53,835
		164,480	118,046
	Machinery — (0.1)%
2,000	Xylem Inc.	204,341	225,240

	TOTAL SECURITIES SOLD SHORT(c)	$1,820,181	$3,413,381

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2023 (Unaudited)

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	At June 30, 2023, $4,750,000 of the principal amount was pledged as collateral for securities sold short and forward foreign exchange contracts.
(c)	At June 30, 2023, these proceeds are being held at Pershing LLC.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
CCCP	Contingent Cash Consideration Payment
CVR	Contingent Value Right
REIT	Real Estate Investment Trust
	% of Total	Market
Geographic Diversification	Investments	Value
Long Positions
North America	94.6%	$178,317,866
Europe	4.6	8,726,111
Latin America	0.4	675,460
Asia/Pacific	0.2	369,908
Japan	0.2	324,771
Total Investments — Long Positions	100.0%	$188,414,116

Short Positions
North America	(1.8)%	$(3,413,381)
Total Investments — Short Positions	(1.8)%	$(3,413,381)

As of June 30, 2023, forward foreign exchange contracts outstanding were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	4,386,049	EUR	4,000,000	State Street Bank and Trust Co.	07/28/23	$14,873

See accompanying notes to financial statements.

The GDL Fund

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets:
Investments in securities, at value (cost $187,403,910)	$188,414,116
Cash	3,407,593
Foreign currency, at value (cost $4,510)	4,520
Deposit at brokers for securities sold short	3,104,752
Dividends and interest receivable	251,088
Deferred offering expense	103,954
Unrealized appreciation on forward foreign currency contracts	14,873
Total Assets	195,300,896
Liabilities:
Securities sold short, at value (proceeds $1,820,181)	3,413,381
Distributions payable	39,594
Payable for investment securities purchased	3,587,006
Payable for Fund shares repurchased	47,084
Payable for investment advisory fees	236,726
Payable for payroll expenses	128,033
Payable for accounting fees	7,500
Payable for offering costs	7,146
Series C Cumulative Preferred Shares, callable and mandatory redemption 03/26/25 (See Notes 2 and 6)	34,446,600
Series E Cumulative Preferred Shares, callable and mandatory redemption 03/26/25 (See Notes 2 and 6)	28,325,000
Other accrued expenses	69,830
Total Liabilities	70,307,900
Net Assets Attributable to Common Shareholders	$124,992,996

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$127,699,317
Total accumulated loss	(2,706,321)
Net Assets	$124,992,996

Net Asset Value per Common Share:
($124,992,996 ÷ 12,314,419 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$10.15

Statement of Operations

For the Six Months Ended June 30, 2023 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $21,603)	$336,535
Interest	2,871,656
Total Investment Income	3,208,191
Expenses:
Investment advisory fees	640,082
Interest expense on preferred shares	1,486,335
Payroll expenses	148,058
Trustees’ fees	66,074
Shareholder communications expenses	53,960
Legal and audit fees	49,495
Offering expense for issuance of preferred shares	36,423
Accounting fees	22,500
Dividend expense on securities sold short	22,149
Shareholder services fees	21,287
Custodian fees	10,259
Service fees for securities sold short (See Note 2)	717
Interest expense	3
Miscellaneous expenses	68,264
Total Expenses	2,625,606
Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(5,575)
Expenses paid indirectly by broker (See Note 5)	(704)
Custodian fee credits	(9,050)
Total Credits and Reductions	(15,329)
Net Expenses	2,610,277
Net Investment Income	597,914

Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency:
Net realized gain on investments in securities	520,553
Net realized gain on securities sold short	75,002
Net realized loss on forward foreign exchange contracts	(46,748)
Net realized loss on foreign currency transactions	(7,805)
Net realized gain on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency transactions	541,002
Net change in unrealized appreciation/depreciation:
on investments in securities	3,413,613
on securities sold short	(813,202)
on forward foreign exchange contracts	33,104
on foreign currency translations	34
Net change in unrealized appreciation/depreciation on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency translations	2,633,549
Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency	3,174,551
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$3,772,465

See accompanying notes to financial statements.

The GDL Fund

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations:
Net investment income/(loss)	$597,914	$(1,178,166)
Net realized gain on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency transactions	541,002	162,469
Net change in unrealized appreciation/depreciation on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency translations	2,633,549	(1,771,080)
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	3,772,465	(2,786,777)

Distributions to Common Shareholders:
Accumulated earnings	(823,669)*	—
Return of capital	(2,171,490)*	(6,465,459)
Total Distributions to Common Shareholders	(2,995,159)	(6,465,459)

Fund Share Transactions:
Decrease from repurchase of common shares	(4,883,481)	(7,308,675)
Net Decrease in Net Assets from Fund Share Transactions	(4,883,481)	(7,308,675)

Net Decrease in Net Assets Attributable to Common Shareholders	(4,106,175)	(16,560,911)

Net Assets Attributable to Common Shareholders:
Beginning of year	129,099,171	145,660,082
End of period	$124,992,996	$129,099,171

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The GDL Fund
Statement of Cash Flows

For the Six Months Ended June 30, 2023 (Unaudited)

Net increase in net assets attributable to common shareholders resulting from operations	$3,772,465

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of long term investment securities	(104,951,801)
Proceeds from sales of long term investment securities	111,964,927
Proceeds from short sales of investment securities	9,379,588
Purchase of securities to cover short sales	1,428,345
Net purchases of short term investment securities	(1,405,211)
Net realized gain on investments	(520,553)
Net realized gain on securities sold short	(75,002)
Net change in unrealized appreciation on investments	(3,413,613)
Net amortization of discount	(2,813,887)
Net decrease in unrealized appreciation on forward foreign exchange contracts	(33,104)
Net increase in unrealized depreciation on securities sold short	813,202
Decrease in receivable for investments sold	3,987
Increase in deposit at broker for securities sold short	(414,785)
Increase in dividends and interest receivable	(53,434)
Decrease in deferred offering expense	29,278
Increase in payable for investments purchased	2,811,650
Increase in payable for offering costs	7,146
Increase in payable for investment advisory fees	152,663
Increase in payable for payroll expenses	50,936
Decrease in payable for accounting fees	(3,750)
Decrease in other accrued expenses	(69,967)
Net cash provided by operating activities	16,659,080

Net decrease in net assets resulting from financing activities:
Redemption of Series E Cumulative Preferred Shares	(6,675,000)
Distributions to common shareholders	(2,994,146)
Decrease in payable for Fund shares repurchased	(92,799)
Decrease from repurchase of common shares	(4,883,481)
Decrease in payable to bank	(14,883)
Net cash used in financing activities	(14,660,309)
Net increase in cash	1,998,771
Cash (including foreign currency and restricted cash):
Beginning of year	1,413,342
End of period	$3,412,113

Supplemental disclosure of cash flow information:
Interest paid on preferred shares	$1,486,335
Interest paid on bank overdrafts	3

The following table provides a reconciliation of cash, deposits at broker for securities sold short, and foreign currency reported within the Statement of Assets and Liabilities that sum to the total of the same amount above at June 30, 2023:

Cash	$3,407,593
Foreign currency, at value	4,520
$3,412,113

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2023		Year Ended December 31,
	(Unaudited)		2022		2021		2020		2019		2018
Operating Performance:
Net asset value, beginning of year	$9.98		$10.53		$10.74		$11.15		$10.99		$11.59
Net investment income/(loss)	0.04		(0.10)		(0.20)		(0.28)		(0.42)		(0.14)
Net realized and unrealized gain/(loss) on investments in securities, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency transactions	0.29		(0.08)		0.44		0.14		0.88		(0.15)
Total from investment operations	0.33		(0.18)		0.24		(0.14)		0.46		(0.29)

Distributions to Common Shareholders:
Net investment income	(0.05	)*	—		—		—		—		(0.19)
Net realized gain	(0.01	)*	—		(0.20)		—		(0.07)		(0.18)
Return of capital	(0.18	)*	(0.48)		(0.28)		(0.46)		(0.33)		(0.03)
Total distributions to common shareholders	(0.24)		(0.48)		(0.48)		(0.46)		(0.40)		(0.40)

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.08		0.11		0.03		0.19		0.10		0.09
Offering costs for preferred shares charged to paid-in capital	—		—		—		(0.00	)(a)	—		—
Total Fund share transactions	0.08		0.11		0.03		0.19		0.10		0.09

Net Asset Value Attributable to Common Shareholders, End of Period	$10.15		$9.98		$10.53		$10.74		$11.15		$10.99
NAV total return †	4.16%		(0.60)%		2.54%		0.74%		5.15%		(1.76)%
Market value, end of period	$7.85		$7.84		$8.93		$8.72		$9.30		$9.17
Investment total return ††	3.22%		(6.94)%		7.95%		(0.93)%		5.81%		(1.62)%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$187,765		$198,546		$180,107		$185,897		$305,887		$314,633
Net assets attributable to common shares, end of period (in 000’s)	$124,993		$129,099		$145,660		$151,451		$174,686		$183,431
Ratio of net investment income/(loss) to average net assets attributable to common shares including interest and offering costs (b)	0.95	%(c)	(0.86)%		(1.81)%		(2.49)%		(3.64)%		(1.18)%
Ratio of operating expenses to average net assets attributable to common shares (d)(e)	4.15	%(c)(f)	3.09	%(f)	2.89	%(f)	3.17	%(f)	5.76	%(f)	4.04%
Portfolio turnover rate	145%		263%		329%		228%		380%		390%

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended June 30, 2023	Year Ended December 31,
	(Unaudited)	2022	2021	2020	2019	2018
Cumulative Preferred Shares:
Series C Preferred
Liquidation value, end of period (in 000’s)	$34,447	$34,447	$34,447	$34,447	$131,201	$131,201
Total shares outstanding (in 000’s)	689	689	689	689	2,624	2,624
Liquidation preference per share	$50.00	$50.00	$50.00	$50.00	$50.00	$50.00
Average market value (g)	$49.19	$50.21	$51.51	$51.15	$50.71	$51.63
Asset coverage per share	$149.56	$142.95	$261.43	$269.83	$116.57	$119.90
Series E Preferred
Liquidation value, end of period (in 000’s)	$28,325	$35,000	—	—	—	—
Total shares outstanding (in 000’s)	2,833	3,500	—	—	—	—
Liquidation preference per share	$10.00	$10.00	—	—	—	—
Average market value (g)	$100.00	$100.00	—	—	—	—
Asset coverage per share	$29.91	$29.57	—	—	—	—
Asset Coverage	299%	286%	523%	540%	233%	240%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Amount represents less than $0.005 per share.
(b)	The Fund incurred interest expense during all periods presented. Interest expense on Preferred Shares relates to the $50 Series B Preferred Shares to May 29, 2018, and the $50 Series C Preferred Shares from March 26, 2018 through December 31, 2022 (see Footnotes 2 and 5).
(c)	Annualized.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.
(e)	The ratio of operating expenses excluding interest, dividends and service fees on securities sold short, and offering costs to average net assets attributable to common shares for the six months ended June 30, 2023 and the years ended December 31, 2022, 2021, 2020, 2019, and 2018 would have been 4.11%, 3.05%, 2.79%, 2.61%, 2.41%, and 1.28%, respectively.
(f)	The ratio of operating expenses excluding the custodian fee credit for the six months ended June 30, 2023 and the years ended December 31, 2022, 2020, and 2019 would have been 4.16%, 3.10%, 3.18%, and 5.75%. For the year ended December 31, 2021 there was no impact on the expense ratios.
(g)	Based on weekly prices.

See accompanying notes to financial statements.

The GDL Fund

Notes to Financial Statements (Unaudited)

1. Organization. GDL Fund was organized on October 17, 2006 as a Delaware statutory trust. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on January 31, 2007.

The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations. The Fund will invest at least 80% of its assets, under normal market conditions, in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations. The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs. The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day,

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2023 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 06/30/23
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Financial Services	$4,953,257	$13,645	—	$4,966,902
Food and Beverage	381,740	49,770	—	431,510
Machinery	2,627,332	—	$125,488	2,752,820
Retail	942,856	—	0	942,856
Transportation	1,105,200	—	182,885	1,288,085
Wireless Communications	—	249,592	—	249,592
Other Industries (b)	52,138,303	—	—	52,138,303
Total Common Stocks	62,148,688	313,007	308,373	62,770,068
Closed-End Funds	—	994,500	—	994,500
Preferred Stocks (b)	46,600	—	—	46,600
Rights (b)	213,732	191,460	138,082	543,274
U.S. Government Obligations	—	124,059,674	—	124,059,674
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$62,409,020	$125,558,641	$446,455	$188,414,116

LIABILITIES (Market Value):
Common Stocks Sold Short (b)	$(3,413,381)	—	—	$(3,413,381)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(3,413,381)	—	—	$(3,413,381)

OTHER FINANCIAL INSTRUMENTS: *
ASSETS (Unrealized Appreciation):
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	$14,873	—	$14,873

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.
(b)	Please refer to the Schedule of Investments (SOI) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/(depreciation) of the instrument.

During the six months ended June 30, 2023 the Fund did not have material transfers into or out of Level 3.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2023, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. During the six months ended June 30, 2023, the Fund held no investments in equity contract for difference swap agreements.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on forward foreign exchange contracts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at June 30, 2023 are reflected within the Schedule of Investments. The Fund’s volume of activity in forward foreign exchange contracts during the six months ended June 30, 2023 had an average monthly notional amount of approximately $4,734,029.

At June 30, 2023, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on forward foreign exchange contracts. For the six months ended June 30, 2023, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency, within Net realized loss on forward foreign exchange contracts and Net change in unrealized appreciation/depreciation on forward foreign exchange contracts.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

At June 30, 2023, the Fund’s derivative assets (by type) are as follows:

	Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Assets
Forward Foreign Exchange Contracts	$14,873	—	$14,873

The following table presents the Fund’s derivative liability by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of June 30, 2023:

	Net Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Securities Pledged as Collateral	Cash Collateral Received	Net Amount
Counterparty
State Street Bank and Trust Co.	$14,873	—	—	$14,873

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund entered into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short and details of collateral at June 30, 2023 are reflected within the Schedule of Investments. For the six months ended June 30, 2023, the Fund incurred $717 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Series C and Series E Cumulative Preferred Shares. For financial reporting purposes only, the liquidation value of preferred shares that have a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on these preferred shares are included as a component of “Interest expense on preferred shares” within the Statement of Operations. Offering costs are amortized over the life of the preferred shares.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the six months ended June 30, 2023, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At June 30, 2023, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. See Series C and Series E Cumulative Preferred Shares above for discussion of GAAP treatment. The distributions on these Preferred Shares are treated as dividends for tax purposes. These differences are also due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Under the Fund’s current common share distribution policy, the Fund declared and paid quarterly distributions from net investment income, capital gains, and paid-in capital. The actual sources of the distribution are determined after the end of the year. To the extent such distributions were made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions during the year may be made in excess of required distributions. That portion of a distribution that is paid-in capital (and is not sourced from net investment income or realized gains) should not be considered as the yield or total return on an investment in the Fund.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Distributions to shareholders of the Fund’s Series C and Series E Cumulative Preferred Shares are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the year ended December 31, 2022 was as follows:

Common
Distributions paid from:
Return of capital	$6,465,459
Total distributions paid	$6,465,459

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2022, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

Short term capital loss carryforward with no expiration	$1,087,242

The following summarizes the tax cost of investments and derivatives and the related net unrealized depreciation at June 30, 2023:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments and other derivative instruments	$186,483,703	$8,801,950	$(10,270,045)	$(1,468,095)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2023, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2023, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a base fee, computed weekly and paid monthly, equal on an annual basis to 0.50% of the value of the Fund’s average weekly managed assets. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions, and other leveraging techniques, the liquidation value of any outstanding

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

preferred shares, or other liabilities except for certain ordinary course expenses. In addition, the Fund may pay the Adviser an annual performance fee at a calendar year end if the Fund’s total return on its managed assets during the year exceeds the total return of the 3 Month U.S. Treasury Bill Index (the T-Bill Index) during the same period. For every four basis points that the Fund’s total return exceeds the T-Bill Index, the Fund will accrue weekly and pay annually a one basis point performance fee up to a maximum performance fee of 150 basis points. Under the performance fee arrangement, the annual rate of the total fees paid to the Adviser can range from 0.50% to 2.00% of the average weekly managed assets. During the six months ended June 30, 2023, the Fund did not accrue a performance fee. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

There was a reduction in the advisory fee paid to the Adviser relating to Bel Fuse, Inc., i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the six months ended June 30, 2023, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent, and exercised dispositive control, with respect to such securities, and the Adviser reduced its fee with respect to such securities by $5,575.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2023, other than short term securities and U.S. Government obligations, aggregated to $105,852,230 and $111,940,751, respectively. Purchases and sales of U.S. Government Obligations for the six months ended June 30, 2023, aggregated $226,387,859 and $235,767,448, respectively.

5. Transactions with Affiliates and Other Arrangements. During the six months ended June 30, 2023, the Fund paid $30,404 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2023, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $704.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2023, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2023, the Fund accrued $148,058 in payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of the Fund’s common shares on the open market

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

when its shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV per share. During the six months ended June 30, 2023 and the year ended December 31, 2022, the Fund repurchased and retired 615,424 and 900,714 common shares in the open market at investments of $4,883,481 and $7,308,675, respectively, and at average discounts of approximately 21.37% and 19.47%, from its NAV.

The Fund has an effective shelf registration authorizing an additional $200 million of common or preferred shares.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders.

On March 28, 2022, the Fund issued 3,500,000 shares of Series E Cumulative Term Preferred Shares (Series E Preferred), receiving $34,750,000 after the deduction of offering expenses of $250,000. The Series E Preferred has a liquidation value of $10 per share, and pays dividends at the rate of 4.00% per annum of the $10 per share liquidation preference for the dividend period beginning with the date of original issuance and ending on June 26, 2022 and the three dividend periods thereafter, and 4.25% per annum of the $10 per share liquidation preference for all subsequent dividend periods. The Board of Trustees increased the dividend rate on the Series E Preferred Shares to an annual rate of 5.20% based on the liquidation preference of the Series E Preferred Shares, effective January 19, 2023. The Series E Preferred Shares are callable at the Fund’s option on March 26, 2024, are puttable in the 60-day period ending March 26, 2024, and have a mandatory redemption date of March, 26, 2025. On March 26, 2023, 667,500 shares of Series E Preferred were put back to the Fund at their liquidation preference of $10 per share plus accrued and unpaid dividends. At June 30, 2023, there were 2,832,500 Series E Preferred outstanding and distributions amounted to $20,457.

The Series C Preferred paid distributions at an annualized rate of 4.00% on the $50 per share liquidation preference for the quarterly dividend periods ended on or prior to March 26, 2019 (Year 1). On February 22, 2019, the Fund’s Board announced a reset fixed dividend rate of 4.000% that will apply for the next eight quarterly dividend periods (Year 2 and Year 3). On March 1, 2021, the Board continued the 4.00% dividend rate for Series C Preferred through the mandatory redemption date of March 26, 2025. On March 26, 2020, 1,935,093 Series C Preferred were put back to the Fund at the liquidation value of $96,754,650, plus accumulated and unpaid dividends. At June 30, 2023, there were 688,932 Series C Preferred outstanding and distributions amounted to $19,137.

Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Fund’s Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at the respective redemption prices per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of June 20, 2023, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – May 22, 2023 – Final Results

The Fund’s Annual Meeting of Shareholders was held virtually on May 22, 2023. At that meeting, common and preferred shareholders, voting together as a single class, re-elected Clarence A. Davis as Trustee of the Fund, with 11,892,089 votes cast in favor of this Trustee, and 2,113,274 votes withheld for this Trustee.

In addition, preferred shareholders, voting as a separate class, re-elected James P. Conn as a Trustee of the Fund, with 2,126,996 votes cast in favor of this Trustee and 5,592 votes withheld for this Trustee.

Mario J. Gabelli, Anthony S. Colavita, Leslie F. Foley, Michael J. Melarkey, Agnes Mullady, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Willis M. Brucker is a portfolio manager of Gabelli Funds, LLC and global merger arbitrage analyst with experience analyzing and investing in global merger transactions and special situations. He joined GAMCO Investors, Inc. in 2004 as a research analyst after graduating from Boston College with a B.S. in Finance and Corporate Reporting and Analysis.

Regina M. Pitaro is a Managing Director and Head of Institutional Marketing at GAMCO Investors, Inc. Ms. Pitaro joined the Firm in 1984 and coordinates the organization’s focus with consultants and plan sponsors. She also serves as a Managing Director and Director of GAMCO Asset Management, Inc., and serves as a portfolio manager for Gabelli Funds, LLC. Ms. Pitaro holds an MBA in Finance from the Columbia University Graduate School of Business, a Master’s degree in Anthropology from Loyola University of Chicago, and a Bachelor’s degree from Fordham University.

Christopher Matthiessen is a vice president and lead portfolio analyst for the Gabelli merger arbitrage funds. He monitors global mergers and acquisitions transactions for inclusion in the firm’s portfolios, while working closely with internal research analysts to track deal progress. Mr. Matthiessen joined the Firm in 2017 after graduating with a B.S. in finance from Fairfield University.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GDL FUND One Corporate Center Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

Anthony S. Colavita

Attorney,

Anthony S. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance
Holdings LTD.

Clarence A. Davis

Former Chief Executive Officer

Nestor Inc.

Leslie F. Foley

Attorney,

Addison Gallery of American Art

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Agnes Mullady

Former Senior Vice President

of GAMCO Investors, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

John C. Ball

President & Treasurer

Peter Goldstein

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Laurissa M. Matire

Vice President & Ombudsman

Carter W. Austin

Vice President

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York

Mellon

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

American Stock Transfer and

Trust Company

GDL Q2/2023

(b)	Not applicable.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
Month #1 01/01/2023 through 01/31/2023	Common – 142,737 Preferred Series C – N/A Preferred Series E – N/A	Common – $8.01 Preferred Series C – N/A Preferred Series E – N/A	Common – 142,737 Preferred Series C – N/A Preferred Series E – N/A	Common – 12,929,843 - 142,737 = 12,787,106 Preferred Series C – 688,932 Preferred Series E – 3,500,000
Month #2 02/01/2023 through 02/28/2023	Common – 117,374 Preferred Series C – N/A Preferred Series E – N/A	Common – $8.07 Preferred Series C – N/A Preferred Series E – N/A	Common – 117,374 Preferred Series C – N/A Preferred Series E – N/A	Common – 12,787,106 - 117,374 = 12,669,732 Preferred Series C – 688,932 Preferred Series E – 3,500,000
Month #3 03/01/2023 through 03/31/2023	Common – 117,168 Preferred Series C – N/A Preferred Series E – N/A	Common – $7.86 Preferred Series C – N/A Preferred Series E – N/A	Common – 117,168 Preferred Series C – N/A Preferred Series E – N/A	Common – 12,669,732 - 117,168 = 12,552,564 Preferred Series C – 688,932 Preferred Series E – 3,500,000
Month #4 04/01/2023 through 04/30/2023	Common – 117,058 Preferred Series C – N/A Preferred Series E – N/A	Common – $7.82 Preferred Series C – N/A Preferred Series E – N/A	Common – 117,058 Preferred Series C – N/A Preferred Series E – N/A	Common – 12,552,564 - 117,058 = 12,435,506 Preferred Series C – 688,932 Preferred Series E – 3,500,000
Month #5 05/01/2023 through 05/31/2023	Common – 72,449 Preferred Series C – N/A Preferred Series E – N/A	Common – $7.83 Preferred Series C – N/A Preferred Series E – N/A	Common – 72,449 Preferred Series C – N/A Preferred Series E – N/A	Common – 12,435,506 - 72,449 = 12,363,057 Preferred Series C – 688,932 Preferred Series E – 3,500,000
Month #6 06/01/2023 through 06/30/2023	Common – 48,638 Preferred Series C – N/A Preferred Series E – N/A	Common – $7.86 Preferred Series C – N/A Preferred Series E – N/A	Common – 48,638 Preferred Series C – N/A Preferred Series E – N/A	Common – 12,363,057 - 48,638 = 12,314,419 Preferred Series C – 688,932 Preferred Series E – 3,500,000
Total	Common – 615,424 Preferred Series C – N/A Preferred Series E – N/A	Common – $7.90 Preferred Series C – N/A Preferred Series E – N/A	Common – 615,424 Preferred Series C – N/A Preferred Series E – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s reports to shareholders in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The GDL Fund

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 6, 2023

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	September 6, 2023

*	Print the name and title of each signing officer under his or her signature.